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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 28, 2003


                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


         CAYMAN ISLANDS                 333-75899                66-0587307
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)


          4 GREENWAY PLAZA
           HOUSTON, TEXAS                                    77046
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (713) 232-7500


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ITEM 7. Financial Statements and Exhibits.

(c) Exhibits

         The following exhibit is furnished pursuant to Item 12:

         99.1 Transocean Inc. Press Release Reporting Third Quarter 2003 Financial Results.

ITEM 12. Results of Operations and Financial Condition.

The following information is furnished under Item 12 of Form 8-K (Results of Operations and Financial Condition) in accordance with Securities and Exchange Commission Release No. 33-8216.

Our press release dated October 28, 2003, concerning third quarter 2003 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains certain measures (discussed below) which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the attached press release, we discuss net income, excluding the impact of costs related to the planned initial public offering of our Gulf of Mexico Shallow and Inland Water business segment, on a total and per share basis for the quarter ended September 30, 2003. We also discuss net income, excluding a tax benefit attributable to the restructuring of certain non-U.S. operations and the non-cash impairment of certain long-lived assets, on a total and per share basis for the quarter ended September 30, 2002. In addition, we discuss net income, excluding the impact of costs related to the planned initial public offering of our Gulf of Mexico Shallow and Inland Water business segment, after-tax impairment charges, an after-tax loss relating to the early retirement of debt and the favorable resolution of a non-U.S. income tax liability, on a total and per share basis for the nine months ended September 30, 2003. We also discuss net income, excluding the favorable resolution of a non-U.S. income tax liability, non-cash loss on the impairment of long-lived assets and a non-cash charge related to the adoption of Statement of Financial Accounting Standards 142, Goodwill and Other Tangible Assets, on a total and per share basis for the nine months ended September 30, 2002. This information is provided because management believes exclusion of these items will help investors compare results between periods and identify operating trends that could otherwise be masked by these items. The most directly comparable GAAP financial measure, net income
(loss), and information reconciling the GAAP and non-GAAP measures are included in the press release.

In the press release, we also discuss net debt at September 30, 2003 and at December 31, 2002. This information is provided because management believes net debt provides useful information regarding the level of our indebtedness by reflecting the amount of indebtedness assuming cash and investments were used to repay debt. The most directly comparable GAAP financial measure, total debt, and the information reconciling the GAAP and the non-GAAP measures are included in the press release.

In the press release, we also discuss field operating income for each of our business segments for the quarters ended September 30 and June 30, 2003 and September 30, 2002. Management believes field operating income is a useful measure of the operating results of a particular segment since the measure only deducts expenses directly related to a segment's operations from that segment's revenues. The most directly comparable GAAP financial measure, operating income before general and administrative expenses,



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and information reconciling the GAAP and non-GAAP measures are included in the press release.

The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                TRANSOCEAN INC.



Date: October 28, 2003                          By: /s/ GREGORY L. CAUTHEN
                                                   -----------------------------
                                                   Gregory L. Cauthen
                                                   Senior Vice President and
                                                   Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit Number        Description
--------------        -----------
   99.1               Transocean Inc. Press Release Reporting Third Quarter 2003
                      Financial Results.